UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2008

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code	(585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On February 7, 2008, Eastman Kodak Company issued a press release regarding its annual strategy review meeting in New York City. The press release is attached as exhibit (99.1). In addition, the presentation materials that will be distributed at the meeting are also attached as exhibit (99.2) and exhibit (99.3).

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

(99.1)	Eastman Kodak Company press release dated February 7, 2008, announcing the Company’s annual strategy review meeting held in New York City.

(99.2)	Eastman Kodak Company annual strategy review meeting presentation materials.

(99.3)	Eastman Kodak Company annual strategy review meeting Non-GAAP measures reconciliations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Laurence L. Hickey
Laurence L. Hickey
Corporate Secretary

Date: February 7, 2008

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1)	Eastman Kodak Company press release dated February 7, 2008, announcing the Company’s annual strategy review meeting held in New York City.

(99.2)	Eastman Kodak Company annual strategy review meeting presentation materials.

(99.3)	Eastman Kodak Company annual strategy review meeting Non-GAAP measures reconciliations.